Warrant Liabilities	12 Months Ended
Dec. 31, 2022
Warrant Liabilities [Abstract]
Warrant liabilities

22.    Warrant liabilities

	Year ended December 31, 2022
	No. of units	Amount
Transfer from capital reorganization (Note)	10,025,081	$2,495,243
Warrants exercised	(62,107)	(15,514)
Change in fair value	—	(437,319)
At December 31, 2022	9,962,974	$2,042,410

Note:     Information relating to capital reorganization is provided in Note 23.

Warrants may only be exercised for a whole number of shares. The warrants will expire five years from the consummation of the business combination on the Closing Date or earlier upon redemption or liquidation.

Once the warrants become exercisable, the Company may redeem the outstanding warrants for redemption at a price of $0.01 per warrant upon a minimum of 30 days’ prior written notice of redemption (the “30-day redemption period”) and if the closing price of the ordinary share equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

Each warrant entitles the registered holder to purchase one share of ordinary share at a price of $11.50 per share. The exercise price and number of ordinary share issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of issuances of ordinary share at a price below its exercise price, share dividend, extraordinary dividend or capital recapitalization, capital reorganization, merger, or consolidation. However, the warrants will not be adjusted for issuances of ordinary shares at a price below their respective exercise prices.